1 Amendment No. 00031748SLA-F AMENDMENT TO CREDIT AGREEMENT THIS AMENDMENT is entered into as of ______________________________, between LINCOLNWAY ENERGY, LLC Nevada, Iowa, a limited liability company (the “Borrower”), and FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA (COLLECTIVELY, "LENDER"), a federally-chartered instrumentality of the United States (“Lender”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement (as defined below). RECITALS The Borrower and Lender are parties to Credit Agreement Number 00031748SLA dated as of July 3, 2017 (such agreement, as may be amended, hereinafter referred to as the “Agreement”). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows: 1. Section 7.1 under Article 7 of the Agreement is amended and restated to read as follows: 7.1 Working Capital. The Borrower will have at the end of each period for which financial statements are required to be furnished pursuant to this Agreement an excess of consolidated current assets over consolidated current liabilities of not less than $8,000,000.00, except that in determining consolidated current assets, any amount available under any revolving term promissory note with Lender hereunder (less the amount that would be considered a current liability if fully advanced hereto) may be included (all as determined in accordance with the Accounting Standards). 2. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect. 3. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment. SIGNATURE PAGE FOLLOWS July 6, 2021

LINCOLN WAY ENERGY, LLC Nevada, Iowa Amendment No. 0003 1748SLA-F of Agreement No. 0003 1748SLA SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement. FARM CREDIT SERVICES OF AMERICA, FLCA By: Name: Title: ( FARM CREDIT SERVICES OF AMERICA, PCA By: i /1- Name: - - - Title: 3

EXHIBIT A As of Month Ended Beginning as of June 30, 2021, Working Capital determined as follows must be not less than $8,000,000 A GAAP Current Assets B Plus: Unadvanced Portion of Term Revolver C Adjusted Current Assets $0 D GAAP Current Liabilities E Plus: Current Portion of Term Revolver (if not included in GAAP Current Liabilities) F Adjusted Current Liabilities $0 $0 Compliance ( Yes / No ) $0 Beginning as of June 30, 2021, Net Worth determined as follows must exceed $24,000,000 GAAP Net Worth Compliance ( Yes / No ) Net Worth --> $0 Beginning as of September 30, 2021, Debt Service Coverage ratio determined as follows to be no less than 1.50 to 1.00 Net Income (after tax) plus: Depreciation & Amortization less: Noncash Investment Income (plus Loss) less: Extraordinary Gain (plus Loss) less: Gain (plus Loss) on Asset Sale Available Cash $0 divided by: $5,000,000 $5,000,000 Compliance (Yes/No) DSC Ratio --> 0.00 By: ______________________________________________________ Title: ______________________________________ Date: __________________________ GAAP Working Capital (A-D) --> Net Worth PRINCIPAL FINANCIAL OFFICER's CERTIFICATION The undersigned has reviewed the financial statements pertaining to the above calculations, and based on this review, certify to the best of my knowledge the financial statements as accurate and complete for the period reflected. The undersigned also hereby certifies that the foregoing is a correct statement of financial condition and compliance as of the month end stated above, and that during such month, there existed at no time any condition or event which constituted an event of default or which, after notice or lapse of time or both, would constitute an event of default in the performance of any covenants contained in the Agreement. Working Capital (C-F) --> Debt Service Coverage (Fiscal Year End Only) Working Capital Lincolnway Energy, LLC (00031748) Nevada, Iowa Compliance Certificate This Certificate is delivered pursuant to the Credit Agreement dated July 3, 2017 (as amended, restated, or otherwise modified from time to time, the "Agreement"), between Lincolnway Energy, LLC (hereinafter referred to as the "Company") and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (hereinafter referred to as "Lead Lender"). Terms used in this certificate have the meanings given to them in the Agreement.